  As filed with the Securities and Exchange Commission on November 17, 1999

                                                       Registration No. 33-59693


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-3

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                             ---------------------


                            Boston Edison Company
         ------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


              MASSACHUSETTS                             04-1278810
     -------------------------------                ------------------
     (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                 Identification No.)

           800 Boylston Street
          Boston, Massachusetts                            02199
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code (617) 424-2000


                              Michael P. Sullivan
                              800 Boylston Street
                          Boston, Massachusetts 02199
                                (617) 424-2000
          ----------------------------------------------------------
           (Name, address and telephone number of agent for service)


                             ---------------------

                 Please send copies of all communications to:
                              David A. Fine, Esq.
                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

  Pursuant to Registrant's undertaking in paragraph (3) of Item 17 of this Registration Statement (No. 33-59693), Registrant hereby amends this Registration Statement to remove from registration 363,860 shares of Registrant's Common Stock ($1.00 par value) that were registered pursuant to this Registration Statement but which remained unsold at the termination of the offering.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 10th day of November 1999.

                      BEC Energy

                      By: /s/ Thomas J. May
                          ------------------------------------------
                      Name:    Thomas J. May
                      Title:   Chairman and Chief Executive Officer



  Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Form S-3 Registration Statement has been signed below by the following persons in the capacities stated below on the 10th day of November 1999.

                                      /s/ James J. Judge
                                      ---------------------------------
                                      James J. Judge
                                      Trustee, Senior Vice President
                                      and Chief Financial Officer

                                                 *
                                      ----------------------------------
                                      Russell D. Wright
                                      Trustee and President


                                                 *
                                      ---------------------------------
                                      Robert J. Weafer, Jr.
                                      Vice President
                                      Controller and
                                      Chief Accounting Officer



                                           * By: /s/ Thomas J. May
                                                -----------------------------
                                                Thomas J. May, as Trustee
                                                and Attorney in Fact



                                      -3-